Exhibit 99.1

BlockchAIn Digital Infrastructure Inc. Power - Constrained Compute Infrastructure Investor Presentation April 2026 NYSE: AIB

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expectations, plans and prospects of BlockchAIn Digital Infrastructure, Inc. (AIB), such as anticipated financial performance, growth strategy, data center development, power capacity, and potential commercial opportunities. These statements are based on current assumptions and are subject to risk and uncertainties that could cause actual results to differ materially, including AIB's ability to execute its business plan, secure and develop infrastructure and power resources, enter into definitive agreements, and general economic, market, regulatory and business conditions as well as the risks described in AIB's filings with the U.S. Securities and Exchange Commission. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect AIB or any of its subsidiaries. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by AIB or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. AIB disclaims any duty to update the information contained in this presentation. BlockchAIn | NYSE: AIB

TABLE OF CONTENTS 3 BlockchAIn | NYSE: AIB Presentation Overview 01 Company Overview Market opportunity, solution platform, and strategic positioning 02 Operating Footprint Site pipeline, infrastructure, and differentiation 03 Growth & Economics Platform economics, capacity trajectory, investment thesis 04 Capital Structure GP/LP development model and structural advantages 05 Execution Infrastructure Power network, modular build, and supply chain 06 Leadership & Appendix Management team and financial statements

1 4 BlockchAIn | NYSE: AIB Company Overview Platform, market opportunity, and strategic positioning

CORPORATE OVERVIEW Leading Emerging U.S. Digital Infrastructure Developer 100% U.S. - based with established relationships across lenders, manufacturers, distributors, and power providers. Scalable power - first infrastructure for AI data center development Addresses power scarcity — the critical limit to AI growth Owner - agnostic platform serving AI neoclouds and enterprises Portfolio of operating, under construction, and construction - ready sites Sites designed around power availability and grid integration Infrastructure cash flows with AI duration NYSE: AIB BlockchAIn | NYSE: AIB

MARKET OPPORTUNITY

Power Is the Bottleneck

U.S. Data Center Electricity Usage (TWh)



58
176
580
2014
2023
2028E

Source: U.S. Department of Energy, 2024

AI Growth Is Power Constrained
Growth limited by power availability, not capital or demand

Utilities Favor Controllable Loads
Utilities prioritize predictable, large-scale power consumers

Traditional DC Models Fail AI
Hyperscaler regions saturated; generic colocation not built for AI density

Supply Lags Demand by Years
New capacity faces long timelines; AI operators need speed and certainty

OUR SOLUTION

Power-First AI Data Center Infrastructure

Power-First Infrastructure

- Secure power first, then deploy modular AI data centers
- Sites designed for liquid-ready, high-density compute
- Grid-integrated operations for volatility and uptime
- Optimized for long-term AI hosting contracts

Owner-Agnostic Hosting

- Owns and operates AI-ready data center infrastructure
- Customers bring their own servers, GPUs, and models
- Revenue from long-term hosting and capacity contracts
- No exposure to hardware obsolescence or model risk

BlockchAIn | NYSE: AIB

2 BlockchAIn | NYSE: AIB 7 Operating Footprint Site pipeline, infrastructure, and differentiation

PIPELINE & OPERATING FOOTPRINT

Path to Growth

Minnesota

Current: *Crow Wing County, OBC-owned site with interconnection in progress, targeting 25 MW of power delivery by Q4 2026*


Other areas being evaluated

Texas

Pipeline:

Wise County: *20 MW data mining site currently in due diligence, targeted for readiness in Q4 2026.*

Collin County: *75 MW AI GPU hosting site at LOI redline stage, targeted for readiness in Q3 2027.*

Reeves County: *200 MW AI GPU hosting opportunity in early engagement, targeted for readiness in Q3 2028.*

South Carolina

Current: *40 MW operational and cash-flowing with contracted grid feed; 20 MW transitioning to AI data halls, with ~25 MW additional upgrade capacity.*

Pipeline: 100MW capacity site in Florence County for AI GPU hosting expected to be ready in Q2 2028.

BlockchAIn | NYSE: AIB

* Subject to change, last updated on 02-13-2026

8

OPERATING FOOTPRINT

AI-Optimized, Modular Data Centers

South Carolina — LIVE

~50 MW Energized & Contracted | Cash Flowing

Minnesota — BUILDING

25 MW | Site Owned | Interconnection In Progress

South Carolina — UNDER LOI

25 MW | SC Site Conversion | Energized

- Modular construction for phased deployment
- Designed for liquid-cooled AI workloads
- Supports high rack densities and upgrades
- Reduces build time and execution risk
- Early positioning in underserved power regions
- Cash-flowing base with expansion optionality

BlockchAIn | NYSE: AIB

COMPETITIVE LANDSCAPE Why BlockchAIn Wins BlockchAIn Power - Only Colocation Hyperscaler Limited Owns Power AI - Optimized N/A Owner - Agnostic Limited Grid Integrated Capital Disciplined Microgrid Compatibility Modular Design Unlike hyperscalers: focused, flexible, partner - friendly Unlike generic colocation: purpose - built for AI density Unlike power - only developers: full data center execution capability BlockchAIn | NYSE: AIB

11 3 Growth & Economics Platform economics, capacity trajectory, and investment thesis BlockchAIn | NYSE: AIB

GROWTH TRAJECTORY

Long-Term Capacity Optionality

CURRENT	2026-2027 TARGETS	2028 — 2030
~50 MW	**+305 MW**	**+715 MW**
~50 MW operating (SC)	Modular AI hosting additions across identified power markets +25 MW in development (MN)	AI hosting across power markets, subject to permitting and return thresholds

Portfolio evolves toward balanced, multi-tenant compute infrastructure

BlockchAIn | NYSE: AIB

INVESTMENT THESIS Capitalizing on the structural deficit in AI - ready data center capacity Massive Demand Imbalance Global data center investment has reached $443B annually. AI - related debt issuance exceeded $200B in 2025 with $250 - 300B projected for 2026 from hyperscalers alone. Execution - Ready Portfolio Multi - site portfolio by 2030: Development sites with power procurement progress, land control, and entitlement processes underway. Advancement is phased based on power access, permitting progress, and capital discipline. Contracted & Advanced Customer Pipeline LOI executed for build - to - suit capacity with long - term contracted rates and annual escalators. Initial 10 - year term contemplated, with extension options. GROWTH STRATEGY BlockchAIn | NYSE: AIB Source: Moody's, S&P, public REIT filings (Digital Realty, Equinix).

GROWTH STRATEGY Strategic Ecosystem Power as Primary Moat Focus on regions with available generation and transmission Strong relationships with utilities and local authorities Load profiles designed to support grid stability Power access underwrites long - term asset value VCV Digital Ecosystem Part of VCV Digital infrastructure group In - house data center design and operations expertise AI neocloud relationships support demand visibility Advantage embedded, not dependency - driven BlockchAIn | NYSE: AIB

4 Preliminary Capital Structure Illustrative Financials and Capital Deployment Strategy ~715 MW Pipeline Capacity 15 BlockchAIn | NYSE: AIB ~$9.9B 5 - Year CapEx 20x EBITDA Target Multiple

CAPITAL STRUCTURE Capital Efficient GP/LP - like Development Model Structural Advantages Scalable model across multi - site portfolio without proportional equity dilution Conservative underwriting: target LTC well below industry standard of 75% Revenue deployed only against contracted or pre - leased demand Target capital stack: ~42% senior debt, ~22% pref equity, ~37% GP/common equity Phased construction de - risks execution; early sites fund later development How AIB Creates Value AIB acts like a GP, earning fees across four layers: land acquisition, development, promote, and operations 1 Institutional LP capital funds the majority of project construction costs GP promote earned above LP preferred return hurdle, aligning incentives with project performance Limited equity commitment per project enables portfolio - scale deployment Recurring operating fees provide long - duration cash flow beyond development BlockchAIn | NYSE: AIB 1 No actual GP Fund set up or established - model demonstrates fee structure

LAYER 1 Land Acquisition Fee $600K per MW acquired at site sourcing $429M 8.9% of total One - Time LAYER 2 Developer Fee 5% of construction cost during 12 - 18 month build $496M 10.3% of total One - Time LAYER 3 Recap Promote 30% of value created over 8% LP pref hurdle $3.5B 73.2% of total One - Time LAYER 4 Operating Fee 5% of ongoing operating revenue $367M 7.6% of total Recurring BlockchAIn | NYSE: AIB FOUR - LAYER GP FEE STRUCTURE $9.9B CAPEX | 9 sites: 715 MW | GP - LP Waterfall ~$4.8B BlockchAIn | NYSE: AIB BlockchAIn | NYSE: AIB

VALUE CREATION WATERFALL $9.9B CapEx → $21.7B Stabilized EV → $11.8B Value Created → GP/LP Split BlockchAIn | NYSE: AIB 2.2x EV Multiple on CapEx $9.9B → $21.7B $11.8B Total Value Created Stabilized EV less Total CapEx $4.8B Total GP Value (All 4 Fee Layers) Promote + Land + Dev + Operating $9.9B Total CapEx $21.7B Stabilized EV (20x) $11.8B Value Created $8.2B LP Share (70%) $3.5B GP Promote (30%) ◆ 9 Sites | 715 MW Pipeline ᶺ 20x Stabilized EBITDA ᶺ 8% LP Pref Hurdle ᶺ 30% GP Carry Above Hurdle BlockchAIn | NYSE: AIB

5 19 BlockchAIn | NYSE: AIB Execution Infrastructure Power network, modular build, and supply chain

THE POWER OF EXECUTION Power Network • Fast path to deliverable MW • High execution certainty • Commercial efficiency • Operational responsiveness • Repeatability at scale Modular Build • Time to delivering reports ~ 9 - 10 mths avg ( ~ 6 mths best - case) 1 • Traditional project cycles can span 18 mths from service request to construction start 2 1. Intelligence Uptime Institute 2. McKinsey Supply Chain • Secure access to critical long - lead electrical equipment, • Mitigate procurement risk • Protect delivery timelines Execution & Infrastructure BlockchAIn | NYSE: AIB

Built for Scale, Discipline, and Duration Scalable power - first infrastructure focused on AI data center development Addresses power scarcity — the critical limit to AI market growth Owner - agnostic platform serving AI neoclouds and enterprise workloads Portfolio of operating, under construction, and construction - ready sites Capital - efficient rollout with institutional risk controls Infrastructure cash flows with AI duration — built for the next decade BlockchAIn | NYSE: AIB Execution & Infrastructure

6 22 BlockchAIn | NYSE: AIB Leadership & Appendix Management team and financial statements

LEADERSHIP Seasoned Management Team Jerry Tang Chief Executive Officer • Visionary leader with extensive experience in AI infrastructure and data center operations. Drives strategic direction and growth initiatives for BlockchAIn. Jolienne Halisky Chief Financial Officer • Financial strategist with deep expertise in capital markets and investor relations. Oversees all financial planning, reporting, and corporate finance. Eyal Rozen Chief Operating Officer • Operations expert with a proven track record in scaling infrastructure. Manages day - to - day operations and drives efficiency improvements across all facilities. Johnny Zhang Director of Acquisitions • Energy procurement leader securing sustainable and cost - effective power solutions for all data center operations and future expansion. Amanda Klier Director of Operations • Facility management specialist ensuring optimal performance and reliability of all data center assets and operational continuity. BlockchAIn | NYSE: AIB Christopher Lannacone Hyperscaler Project Mgr • Project execution specialist overseeing infrastructure development, deployment initiatives, and cross - functional coordination.

F I N A N C I A L P E R F O R M A N C E FY2025 vs FY2024 — From Form 10 - K $18.5M FY2025 Revenue vs $22.9M FY2024 19% Gross Margin vs 36% FY2024 $1.7M Adj. EBITDA vs $6.6M FY2024 $2.3M Operating Cash Flow vs $8.1M FY2024 FY2024 FY2025 Metric $22.9M $18.5M Revenue $8.2M $3.5M Gross Profit 36% 19% Gross Margin $5.7M $(0.8M) Net (Loss) / Income $6.6M $1.7M Adjusted EBITDA $8.1M $2.3M Operating Cash Flow $10.7M $7.9M Total Equity None None Traditional Debt FY2025 CONTEXT ▪ Lower billing rates ($0.065 vs $0.075/kWh) ▪ Higher energy costs ($0.0522 vs $0.0485/kWh) ▪ $1.7M in RTO transaction costs REVENUE BRIDGE ▪ FY2024 $22.9M → customer transition $(3.2M) → rate reduction $(1.2M) → FY2025 $18.5M. ▪ Revenue decline is transitional — driven by legacy crypto customer exit, not structural demand. BlockchAIn | NYSE: AIB April 2026

FINANCIAL PERFORMANCE

Balance Sheet & Capital Position

$7.9M
Total Equity
vs $10.7M FY2024

ZERO
Traditional Debt
Clean balance sheet

~70%
Hard Assets / Total Assets
PP&E-backed infrastructure

NYSE
Capital Markets Access
Listed Mar 17, 2026

Metric	FY2025	FY2024
Total Assets	$12.1M	$13.5M
Property & Equipment, net	$8.5M	$8.4M
Cash & Equivalents	$0.3M	$3.0M
Total Liabilities	$4.2M	$2.8M
Total Equity	$7.9M	$10.7M
Traditional Debt	None	None
Debt-to-Equity Ratio	0.0x	0.0x
Goodwill (from RTO)	$4.9M	$4.9M

CAPITAL STRUCTURE

- 37.6M common shares outstanding (as of Mar 30, 2026)
- No preferred stock outstanding; no traditional debt
- Jerry Tang voting power ~61% of outstanding shares
- Earnout: up to ~4.0M additional shares (3.86M OBC + 140K Maxim) if FY2026 EBITDA ≥ $25M

INVESTMENT HIGHLIGHTS

- Zero traditional debt — unlevered infrastructure play
- Low-cost power: $0.0522/kWh (Duke Energy nuclear baseload)
- Experienced team: CEO with $40B+ transaction experience
- Zero analyst coverage: first-mover research opportunity

BlockchAIn | NYSE: AIB

April 2026

F I N A N C I A L P E R F O R M A N C E Adjusted EBITDA Reconciliation of GAAP Net Loss to Adjusted EBITDA Change Predecessor Successor $ Period from January 1, 2024 to February 7, 2024 Year ended Period from February 8, December 31, 2024 to 2025 December 31, 2024 (6,485,742) 143,407 (835,431) 5,506,904 NET (LOSS)/INCOME Add/(Deduct): 6,079 - 5,359 (720) Other (income) expense 33,459 239,330 862,305 589,516 Depreciation and amortization 1,654,766 - 1,731,016 76,250 Transaction costs (67,714) - (67,714) - (Gain) loss on asset sales (4,859,152) 382,737 1,695,535 6,171,950 ADJUSTED EBITDA BlockchAIn | NYSE: AIB April 2026

BlockchAIn Company BlockchAIn Digital Infrastructure Inc. Investor Relations Chris Tyson Executive Vice President MZ Group - MZ North America 949 - 491 - 8235 AIB@mzgroup.us oneblockchain.ai/investors NYSE: AIB